FIST2 SA-1 06/09

                SUPPLEMENT DATED JUNE 19, 2009
          TO THE STATEMENT OF ADDITIONAL INFORMATION
                    DATED MARCH 1, 2009 OF
             FRANKLIN INVESTORS SECURITIES TRUST
    (Franklin Adjustable U.S. Government Securities Fund,
    Franklin Floating Rate Daily Access Fund, Franklin Low
   Duration Total Return Fund, Franklin Total Return Fund)

The Statement of Additional Information is amended as follows:

I.    The "Goals, Strategies and Risks - Glossary of
Investments, Techniques, Strategies and their Risks -
Derivative instruments" section is revised by adding the following:

OPTIONS ON SWAP AGREEMENTS ("SWAPTIONS"). Generally, the Total Return Fund may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions, although currently the Fund only intends to purchase options on interest rate swaps. The Fund may buy options on interest rate swaps to help hedge the Fund's risk of potentially rising interest rates. A swaption is an OTC option (see the discussion above on OPTIONS) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and
interest rate risk.   With respect to the Fund's purchase of
options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.

For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements above, including the descriptions of various types of swaps the Fund may enter into.

II. The section "Future developments" under "Goals, Strategies and Risks - Glossary of Investments, Techniques, Strategies and their Risks - Derivative instruments" is replaced with the following:
FUTURE DEVELOPMENTS IN DERIVATIVES. The Fund may take advantage of opportunities in the area of derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are consistent with the Fund's investment goals and are legally permissible for the Fund.

      PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.